UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21869

NEXPOINT CREDIT STRATEGIES FUND

(Exact name of registrant as specified in charter)

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

NexPoint Advisors, L.P.

200 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 665-1287

Date of fiscal year end: December 31

Date of reporting period: March 31, 2015

Item 1: Schedule of Investments

The Schedule of Investments are attached herewith.

INVESTMENT PORTFOLIO (unaudited)

As of March 31, 2015	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) - 9.9%
ENERGY - 0.3%
1,512,323	Drillships Financing Holding, Inc. Tranche B-1 Term Loan 6.00%, 03/31/2021	1,160,474
1,529,000	Fieldwood Energy LLC Second Lien Term Loan 09/30/2020 (b)	1,126,552

		2,287,026

GAMING & LEISURE - 0.5%
	Ginn-LA CS Borrower LLC
3,883,480	First Lien Tranche A Credit-Linked Deposit (c)	77,670
8,322,966	First Lien Tranche B Term Loan (c)	166,459
8,390,209	LLV Holdco LLC Exit Revolving Loan 5.06%, 02/28/2017 (d)(e)	4,420,801

		4,664,930

HOUSING - 0.0%
2,360,772	LBREP/L-SunCal Master I LLC First Lien Term Loan B (c)(e)	70,351

MEDIA & TELECOMMUNICATIONS - 0.0%
2,578,841	Endurance Business Media, Inc. Term Loan (c)(e)	—

SERVICE - 0.9%
14,791,220	Weight Watchers International, Inc. Tranche B-2 Initial Term Loan 4.00%, 04/02/2020	7,952,351

TELECOMMUNICATIONS - 3.7%
	TerreStar Corporation
6,110,506	Term Loan 8.50%, 10/14/2017 (e)	6,177,110
12,804,409	Term Loan A 11.00%, 02/27/2020 (e)	12,804,409
12,804,409	Term Loan B 11.00%, 02/27/2020 (e)	12,943,978

		31,925,497

UTILITY - 4.5%
8,370,728	Entegra TC LLC Term Loan 9.25%, 10/02/2020	8,245,167
	Texas Competitive Electric Holdings Co. LLC
35,329,417	Extended Term Loan 4.66%, 10/10/2017	21,272,725
17,000,000	Non-Extended Term Loan 4.66%, 10/10/2015	10,120,270

		39,638,162

	Total U.S. Senior Loans (Cost $117,788,045)	86,538,317

Principal Amount ($)		Value ($)
Foreign Denominated or Domiciled Senior Loans (a)(c)(e) - 0.0%
UNITED KINGDOM - 0.0%
GBP
	Henson No. 4, Ltd.
955,133	Term Loan Facility B	41,545
963,605	Term Loan Facility C	41,962

	Total Foreign Denominated or Domiciled Senior Loans (Cost $1,501,638)	83,507

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2015	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)
U.S. Senior Loans (a) (continued)
UNITED KINGDOM (continued)
Asset-Backed Securities (f)(g) - 8.8%
750,000	Acis CLO, Ltd. Series 2014-4A, Class D 3.33%, 05/01/2026	667,500
6,000,000	Series 2014-3A, Class D 3.38%, 02/01/2026	5,386,500
10,000,000	Series 2014-3A, Class E 5.01%, 02/01/2026	8,476,000
2,000,000	Series 2013-2A, Class E 5.18%, 10/14/2022	1,897,000
5,000,000	Series 2014-3A, Class F 5.86%, 02/01/2026	4,005,750
4,500,000	Series 2013-1A, Class E 5.86%, 04/18/2024	4,123,139
9,142,000	Series 2013-1A, Class F 6.76%, 04/18/2024	8,013,420
1,000,000	Apidos CLO Series 2013-12A, Class F 5.15%, 04/15/2025	821,000
1,925,000	Betony CLO, Ltd. Series 2015-1A 0.00%, 04/15/2027	1,674,750
2,000,000	CFIP CLO, Ltd. Series 2014-1A, Class E 5.00%, 04/13/2025	1,692,720
2,000,000	CIFC Funding, Ltd. Series 2014-4A, Class F 5.86%, 10/17/2026	1,680,000
9,510,000	Eastland CLO, Ltd. Series 2007-1A, Class C 1.76%, 05/01/2022	8,434,419
3,375,116	Series 2007-1A, Class D 3.86%, 05/01/2022	3,067,558

Principal Amount ($)		Value ($)
1,000,000	Flagship CLO VIII, Ltd. Series 2014-8A, Class F 6.05%, 01/16/2026	830,000
2,000,000	Grayson CLO, Ltd. Series 2006-1A, Class C 1.81%, 11/01/2021	1,804,050
2,915,407	Series 2006-1A, Class D 3.86%, 11/01/2021	2,531,302
850,000	Greywolf CLO, Ltd. Series 2013-1A, Class E 5.30%, 04/15/2025	702,695
3,000,000	Harbourview CLO, Ltd. Series 7A, Class E 5.35%, 11/18/2026	2,610,000
2,127,119	Hewett’s Island CDO, Ltd. Series 2007-1RA, Class E 7.01%, 11/12/2019	2,108,187
744,027	Highland Loan Funding V, Ltd. 2.76%, 08/01/2016	602,662
11,375,000	Highland Park CDO, Ltd. Series 2006-1A, Class A2 0.66%, 11/25/2051	6,483,750
1,000,000	Palmer Square CLO, Ltd. Series 2013-2A, Class D 5.61%, 10/17/2025	918,300
4,620,339	Red River CLO, Ltd. Series 1A, Class E 4.01%, 07/27/2018	4,332,802
2,752,426	Rockwall CDO II, Ltd. Series 2007-1A, Class B2L 4.51%, 08/01/2024	2,437,136
1,500,000	Valhalla CLO, Ltd. Series 2004-1A, Class EIN 0.00%, 08/01/2016	440,000

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2015	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)
Asset-Backed Securities (continued)
2,100,000	Vibrant CLO II, Ltd. Series 2013-2A, Class E 5.76%, 07/24/2024	1,722,000

	Total Asset-Backed Securities (Cost $75,420,922)	77,462,640

Corporate Bonds & Notes - 6.8%
ENERGY - 1.1%
877,000	American Energy-Permian Basin LLC 7.13%, 11/01/2020 (f)	677,482
307,681	7.38%, 11/01/2021 (f)	235,376
4,062,000	Arch Coal, Inc. 7.00%, 06/15/2019 (h)	974,880
3,363,000	Linn Energy LLC 6.25%, 11/01/2019	2,673,585
2,493,000	Penn Virginia Corp. 8.50%, 05/01/2020	2,355,885
5,000,000	Venoco, Inc. 8.88%, 02/15/2019 (h)	2,625,000

		9,542,208

INFORMATION TECHNOLOGY - 2.3%
23,971,250	Avaya, Inc. 10.50%, 03/01/2021 (f)(h)	20,495,419

TRANSPORTATION - 0.1%
	DPH Holdings Corp.
3,750,000	6.50%, 05/01/2009 (c)	152,813
3,933,000	6.55%, 06/15/2006 (c)	160,270
8,334,000	7.13%, 05/01/2029 (c)	339,610

		652,693

Principal Amount ($)		Value ($)
UTILITY - 3.3%
9,897,323	Entegra TC LLC 9.27%, 10/03/2017 (f)(g)	10,144,756
21,239,000	Ocean Rig UDW, Inc. 7.25%, 04/01/2019 (f)(h)	12,424,815
10,190,069	Texas Competitive Electric Holdings Co. LLC (c)(f)(h)	3,150,000
24,000,000	Texas Competitive Electric Holdings Co. LLC (c)(h)	3,720,000

		29,439,571

	Total Corporate Bonds & Notes (Cost $77,255,508)	60,129,891

Foreign Corporate Bonds & Notes - 0.6%
CANADA - 0.5%
USD
5,069,000	Tervita Corp. 8.00%, 11/15/2018 (f)(h)	4,524,083

NETHERLANDS - 0.1%
USD
64,515,064	Celtic Pharma Phinco BV, PIK (c)	645,151
28,665,284	Celtic Pharma Phinco BV, PIK (c)(e)	645,151

		645,151

	Total Foreign Corporate Bonds & Notes (Cost $67,323,526)	5,169,234

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2015	NexPoint Credit Strategies Fund

Principal Amount ($)		Value ($)
Sovereign Bonds (c)(h) - 7.7%
10,000,000	Argentine Republic Government International Bond (i)	5,700,000
27,522,000	Argentine Republic Government International Bond	28,006,791
15,137,122	Argentine Republic Government International Bond	15,403,757
11,216,324	Argentine Republic Government International Bond	11,278,014
7,010,200	Argentine Republic Government International Bond	6,869,996

	Total Sovereign Bonds (Cost $68,747,127)	67,258,558

Shares
Common Stocks - 88.2%
BROADCASTING - 0.3%
2,317,006	Communications Corp. of America (e)(j)	2,965,768

CONSUMER DISCRETIONARY - 4.6%
355,925	American Airlines Group, Inc. (h)(k)	18,785,722
24,950	Apollo Group, Inc. (l)	472,054
2,050	Coca-Cola Enterprises, Inc. (h)	90,610
1,307,918	K12, Inc. (h)(l)	20,560,471
29,825	Staples, Inc. (h)	485,700

		40,394,557

CONSUMER STAPLES - 0.0%
2,650	Dr. Pepper Snapple Group, Inc.	207,972

ENERGY - 5.4%
386,000	Anadarko Petroleum Corp. (h)(k)	31,964,660
489,280	Atlantic Power Corp. (h)	1,374,877
3,360	California Resources Corp.	25,570
40,225	MEG Energy Corp. (l)	649,825
2,060,928	Ocean Rig UDW, Inc. (h)	13,581,515

		47,596,447

Shares		Value ($)
FINANCIAL - 3.9%
1,000,000	Adelphia Recovery Trust (l)	2,900
46,601	American Banknote Corp. (e)	263,295
917,785	Fortress Investment Group LLC	7,406,525
414,000	Hilltop Holdings, Inc. (l)	8,048,160
83,904	MPM Holdings, Inc	2,244,432
7,434,353	Specialty Finance, Inc. (e)(m)	8,270,718
1,175,233	SWS Group, Inc. (e)(h)(l)	8,120,860

		34,356,890

GAMING & LEISURE - 0.0%
14	LLV Holdco LLC - Litigation Trust Units (e)	—
26,712	LLV Holdco LLC - Series A, Membership Interest (e)	—
144	LLV Holdco LLC - Series B, Membership Interest (e)	—

		—

HEALTHCARE - 0.4%
24,000,000	Genesys Ventures IA, LP (e)	3,422,400

HOUSING - 0.2%
368,150	CCD Equity Partners LLC (e)	1,270,117

INDUSTRIALS - 0.5%
4,955,698	DryShips, Inc. (l)	3,766,330
18,550	JetBlue Airways Corp. (l)	357,088

		4,123,418

INFORMATION TECHNOLOGY - 4.0%
833	CDK Global, Inc. (h)	38,951
563,485	Corning, Inc. (h)	12,779,840
1	Magnachip Semiconductor Corp. (l)	5
511,650	Microsoft Corp. (h)	20,801,131
27,450	NetApp, Inc.	973,377
11,600	Teradata Corp. (h)(l)	512,024

		35,105,328

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2015	NexPoint Credit Strategies Fund

Shares		Value ($)
Common Stocks - 88.2%(continued)
MEDIA & TELECOMMUNICATIONS - 12.5%
6,480	Endurance Business Media, Inc., Class A (e)	—
18,000	Gray Television, Inc. (h)(l)	212,040
39,684	Loral Space & Communications, Inc. (h)(l)	2,715,973
4,510,728	Media General, Inc. (l)	74,381,905
308,875	Metro-Goldwyn-Mayer, Inc. (n)	23,258,287
345,253	MPM Holdings, Inc. (l)	9,235,518
645	Time, Inc.	14,474

		109,818,197

REAL ESTATE - 0.0%
250,912	Allenby (e)	—
2,393,814	Claymore (e)	3

		3

REAL ESTATE INVESTMENT TRUST - 48.6%
18,535,118	Freedom, REIT (e)(o)	375,892,184
3,444,431	Nexpoint Real Estate Capital, REIT (e)(o)	36,648,748
200,000	Nexpoint Residental Trust, Inc., REIT (e)(o)	2,000
1,150,027	Spirit Realty Capital, Inc., REIT (h)	13,892,326

		426,435,258

TELECOMMUNICATIONS - 1.5%
44,000	TerreStar Corporation (e)	12,749,440

UTILITY - 6.0%
26,220	Entegra TC LLC Class A	7,472,700
1,272,973	Entegra TC LLC Class B	19,094
1,773,263	NRG Energy, Inc. (h)(k)	44,668,495

		52,160,289

WIRELESS COMMUNICATIONS - 0.3%
2,260,529	Pendrell Corp. (h)(l)	2,938,688

	Total Common Stocks (Cost $764,029,421)	773,544,772

Preferred Stocks (f) - 16.5%

Shares		Value ($)
FINANCIAL - 16.5%
14,500	Aberdeen Loan Funding, Ltd.	6,235,000
1,200	Brentwood CLO, Ltd.	641,220
13,800	Brentwood CLO, Ltd.	7,374,030
34,500	Eastland CLO, Ltd.	22,100,700
5,000	Eastland Investors Corp.	3,203,000
62,600	Grayson CLO, Ltd., Series II	35,056,000
1,500	Grayson Investors Corp.	840,000
39,000	Greenbriar CLO, Ltd.	23,692,500
3,750	Greenbriar CLO, Ltd.	2,278,125
2,500	Liberty CLO, Ltd.	1,009,875
8,500	Red River CLO, Ltd., Series PS-2	3,107,934
10,500	Rockwall CDO, Ltd.	7,220,325
6,000	Southfork CLO, Ltd.	2,859,000
41,500	Stratford CLO, Ltd.	27,597,500
3,500	Westchester CLO, Ltd.	1,627,500

		144,842,709

	Total Preferred Stocks (Cost $151,849,900)	144,842,709

Exchange-Traded Funds (l) - 3.2%
23,400	Direxion Daily Gold Miners Bull 3x Shares, ETF	220,428
27,200	ProShares Ultra Gold, ETF (h)	1,037,408
554,553	ProShares Ultra Silver, ETF (h)	23,119,315
116,555	ProShares UltraShort Nasdaq Biotechnology, ETF (h)(k)	4,021,147

	Total Exchange-Traded Funds (Cost $77,445,877)	28,398,298

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2015	NexPoint Credit Strategies Fund

Units		Value ($)
Warrants (e)(l) - 0.0%
GAMING & LEISURE - 0.0%
602	LLV Holdco LLC - Series C, Membership Interest, expires 07/15/15	—
828	LLV Holdco LLC - Series D, Membership Interest, expires 07/15/15	—
925	LLV Holdco LLC - Series E, Membership Interest, expires 07/15/15	—
1,041	LLV Holdco LLC - Series F, Membership Interest, expires 07/15/15	—
1,179	LLV Holdco LLC - Series G, Membership Interest, expires 07/15/15	—

		—

	Total Warrants (Cost $—)	—

Contracts
Purchased Call Options (p) - 1.9%
2,000	Anadarko Petroleum Corp., Strike price $70.00, expires 05/15/2015	2,730,000
9,000	Anadarko Petroleum Corp., Strike price $72.50, expires 01/15/2016	13,365,000
19,020	NRG Energy, Inc., Strike price $30.00, expires 06/19/2015	427,950

	Total Purchased Call Options (Cost $16,792,930)	16,522,950

Total Investments - 143.6% (Cost $1,418,154,894) (q)		1,259,950,876

Securities Sold Short - (4.7)%
Common Stocks - (4.7)%
HEALTHCARE - (1.4)%
16,000	Alexion Pharmaceuticals, Inc. (r)	(2,772,800)
266,800	Myriad Genetics, Inc. (r)	(9,444,720)

		(12,217,520)

ENERGY - (1.2)%
139,500	Cheniere Energy, Inc. (r)	(10,797,300)
8,451	Seventy Seven Energy, Inc. (r)	(35,072)

		(10,832,372)

CONSUMER STAPLES - (0.6)%
42,800	Keurig Green Mountain, Inc.	(4,782,044)

Contracts		Value ($)
INFORMATION TECHNOLOGY - (1.5)%
50,000	Constant Contact, Inc. (r)	(1,910,500)
114,750	Zillow Group, Inc. (r)	(11,509,425)

		(13,419,925)

	Total Common Stocks (Proceeds $43,667,721)	(41,251,861)

	Total Securities Sold Short (Proceeds $43,667,721)	(41,251,861)

Other Assets & Liabilities, Net - (38.9)%		(341,288,307)

Net Assets - 100.0%		877,410,708

(a)	Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Fund invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at March 31, 2015. Senior loans, while exempt from registration under the Securities Act of 1933 (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	The issuer is, or is in danger of being, in default of its payment obligation. Income is not being accrued.
(d)	Fixed rate senior loan.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of March 31, 2015	NexPoint Credit Strategies Fund

(e)	Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. Securities with a total aggregate value of $486,105,689, or 55.4% of net assets, were fair valued under the Fund’s valuation procedures as of March 31, 2015. Of this amount, $375,892,184, or 42.8% of net assets, is form the Fund’s investment in Freedom REIT, a portion of which is expected to spinoff in 2015.
(f)	Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At March 31, 2015, these securities amounted to $273,957,280 or 31.2% of net assets.
(g)	Variable or floating rate security. The interest rate shown reflects the rate in effect March 31, 2015.
(h)	All or part of the security is pledged as collateral for the Committed Facility Agreement with BNP Paribas Prime Brokerage, Inc. The market value of the securities pledged as collateral was $237,483,221.
(i)	Step coupon bond. The interest rate shown reflects the rate in effect March 31, 2015 and will reset at a future date.
(j)	Shares are held in an escrow account.
(k)	All or part of this security is pledged as collateral for short sales and written options contracts. The market value of the securities pledged as collateral was $147,213,934.
(l)	Non-income producing security.
(m)	This investment is made up of the fair value of nine life settlement contracts.
(n)	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Fund’s Board of Trustees.
(o)	Affiliated issuer. Assets with a total aggregate market value of $412,542,932, or 47.0% of net assets, were affiliated with the Fund as of March 31, 2015. Of this amount, $375,892,184, or 42.8% of net assets, is from the Fund’s investment in Freedom REIT, a portion of which is expected to spinoff in 2015.
(p)	Options are shown at market value.
(q)	Cost for U.S. federal income tax purposes is $1,418,154,894.
(r)	No dividend payable on security sold short.

Currency Abbreviations:

GBP        British Pound

Glossary:

CDO         Collateralized Debt Obligation

CLO         Collateralized Loan Obligation

ETF         Exchange-Traded Fund

PIK         Payment-in-Kind

REIT         Real Estate Investment Trust

The Fund had the following written call options contracts outstanding, brokered by Bank of America at March 31, 2015:

Description	Exercise Price	Expiration Date	Number of Contracts	Premium	Value
WRITTEN CALL OPTIONS:
Staples, Inc.	$17.00	June 2015	3,000	$427,321	$(195,000)

Foreign Denominated or Domiciled Senior Loans and

Foreign Corporate Bonds & Notes

Industry Concentration Table:

(% of Net Assets)

Service	0.5%
Healthcare	0.1%
Retail	0.0%

Total	0.6%

NOTES TO INVESTMENT PORTFOLIO (unaudited)

March 31, 2015	NexPoint Credit Strategies Fund

Valuation of Investments

In computing the NexPoint Credit Strategies Fund’s (the “Fund”) net assets attributable to common shares, securities with readily available market quotations on the New York Stock Exchange, National Association of Securities Dealers Automated Quotation, or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that NexPoint Advisors, L.P. (the “Investment Adviser”) has determined to generally have the capability to provide appropriate pricing services and have been approved by the Trustees.

Securities for which market quotations are not readily available, for which the Fund has determined the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s net asset value (“NAV”), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. Short-term debt investments, that is, those with a remaining maturity of 60 days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

March 31, 2015	NexPoint Credit Strategies Fund

are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of those policies.

As March 31, 2015, the Fund’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, common stocks, preferred stocks, exchange-traded funds, rights, warrants and securities sold short. The fair value of the Fund’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Fund’s common stocks, preferred stocks rights and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. A summary of the inputs used to value the Fund’s assets as of March 31, 2015 is as follows:

	Total value at March 31, 2015	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Credit Strategies Fund
Assets
U.S. Senior Loans(1)
Energy	$2,287,026	$—	$2,287,026	$4,420,801
Gaming & Leisure	4,664,930	—	244,129	4,420,801
Housing	70,351	—	—	70,351
Media & Telecommunications	—	—	—	—	(2)
Service	7,952,351	—	7,952,351	—
Telecommunications	31,925,497	—	—	31,925,497
Utility	39,638,162	—	31,392,995	8,245,167
Foreign Denominated or Domiciled Senior Loans(1)	83,507	—	—	83,507
Asset-Backed Securities	77,462,640	—	77,462,640	—
Corporate Bonds & Notes(1)	60,129,891	—	60,129,891	—
Foreign Corporate Bonds & Notes(1)	5,169,234	—	4,524,083	645,151
Sovereign Bonds	67,258,558	—	67,258,558	—
Common Stocks
Broadcasting	2,965,768	—	—	2,965,768
Consumer Discretionary	40,394,557	40,394,557	—	—
Consumer Staples	207,972	207,972	—	—
Energy	47,596,447	47,596,447	—	—
Financial	34,356,890	15,457,585	2,244,432	16,654,873
Gaming & Leisure	—	—	—	—	(2)
Healthcare	3,422,400	—	—	3,422,400
Housing	1,270,117	—	—	1,270,117
Industrials	4,123,418	4,123,418	—	—
Information Technology	35,105,328	35,105,328	—	—
Media & Telecommunications	109,818,197	77,324,392	32,493,805	—
Real Estate	3	—	—	3
Real Estate Investment Trust	426,435,258	13,892,326	—	412,542,932
Telecommunications	12,749,440	—	—	12,749,440
Utility	52,160,289	44,668,495	7,491,794	—
Wireless Communications	2,938,688	2,938,688	—	—
Preferred Stocks(1)	144,842,709	—	144,842,709	—
Exchange-Traded Funds	28,398,298	28,398,298	—	—
Warrants(1)
Equity Contracts	—	—	—	—	(2)
Purchased Call Options	16,522,950	16,522,950	—	—

Total Assets	1,259,950,876	326,630,456	438,324,413	494,996,007

Liabilities
Securities Sold Short(1)	(41,251,861)	(41,251,861)	—	—
Written Call Options	(195,000)	(195,000)	—	—

Total Liabilities	(41,446,861)	(41,446,861)	—	—

Total	$1,218,504,015	$285,183,595	$438,324,413	$494,996,007

(1)	See Investment Portfolio detail for industry breakout.
(2)	This category includes securities with a value of zero.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

March 31, 2015	NexPoint Credit Strategies Fund

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the three months ended March 31, 2015.

	Balance as of December 31, 2014	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ (Losses)	Net Unrealized Gains/ (Losses)	Net Purchases(1)	Net (Sales)(1)	Balance as of March 31, 2015	Change in Unrealized Gain/(Loss) on Level 3 securities still held at period end
U.S. Senior Loans
Gaming & Leisure	$4,596,592	$—	$—	$—	$—	$(279,374)	$103,583	$—	$4,420,801	$(279,374)
Healthcare	2,150,625	—	—	748	(35,554)	48,681	—	(2,164,500)	—	—
Housing	72,857	—	—	—	77,012	4,587		(84,105)	70,351	4,587
Media & Telecommunications	—	—	—	—	2,421	4,881	—	(7,302)	—	4,881
Telecommunications	6,637,538				23,034	206,173	28,444,265	(3,385,513)	31,925,497	206,173
Utility	7,883,995	—	—	26,894		147,614	186,664		8,245,167	147,614
Foreign Denominated or Domiciled
Senior Loans	383,212	—	—	75	(2,178)	(2,102)	—	(295,500)	83,507	(4,205)
Foreign Corporate Bonds & Notes(3)
Healthcare	645,151	—	—	—	—	—	—	—	645,151	—
Common Stocks
Broadcasting	2,826,747	—	—	—	—	139,021	—	—	2,965,768	139,021
Financial	7,285,094	8,120,860	(2,244,432)	—		568,351	2,925,000	—	16,654,873	683,720
Gaming & Leisure	—	—	—	—	—	—	—	—	—	—
Healthcare	3,429,600	—	—	—	—	(7,200)	—	—	3,422,400	(7,200)
Housing	1,239,193	—	—	—	—	30,924	—	—	1,270,117	112,654
Media & Telecommunications	4,085,241	—	(9,235,518)	—	—	(174,723)	5,325,000	—	—	—
Real Estate	3	—	—	—	—	—	—	—	3	—
Real Estate Investment Trust	294,021,630					29,311,302	89,210,000		412,542,932	29,311,302
Telecommunications	12,325,733	—	—	—	—	137,062	286,645	—	12,749,440	—
Preferred Stocks
Financial	—	—	—	—	—	—	—	—	—	—
Warrants
Equity Contracts	—	—	—	—	—	—	—	—	—	—

Total	$347,583,211	$8,120,860	$(11,479,950)	$27,717	$64,735	$30,135,197	$126,481,157	$(5,936,920)	$494,996,007	$30,319,173

(1)	Includes any applicable borrowings and/or paydowns made on revolving credit facilities held in the Fund’s Investment Portfolio.
(2)	Balance as of December 31, 2014 reflects a sector reclassification forTerreStar Corporation from Media & Telecommunications to Telecommunications.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. For the period ended March 31, 2015, a net amount of $3,359,090 was transferred between Level 3 and Level 2. Transfers between Level 3 and Level 2 were due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine price.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

March 31, 2015	NexPoint Credit Strategies Fund

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of material Level 3 investments:

Category	Market Value at 3/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s)
Real Estate Investment Trust	$41,542,932	Fair Valuation-Multiple Methodologies[1]	Capitalization Rates	6.2% - 10.9%
		Net Asset Value of Underlying Assets	N/A	N/A
Bank Loans	44,745,323	Third-Party Pricing Vendor	N/A	N/A
		Recovery Price	N/A	N/A
Common Stock	32,370,084	Third-Party Pricing Vendor	N/A	N/A
		Multiples Analysis	Price/MHz-PoP	$0.13 - $0.62
			Multiple of EBITDA	8.1x
			Liquidity Discount	20%
		Net Asset Value of Underlying Assets	N/A	N/A
		Escrow Analysis	Discount Rate	20%
Limited Partnership Units	4,692,517	Recovery Analysis	Scenario Probabilities	Various
Corporate Bonds	645,151	Third-Party Pricing Vendor	N/A	N/A

Total	$123,996,007

(1)	Methodologies consist of the Income Approach, Market Approach and Cost Approach.

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

March 31, 2015	NexPoint Credit Strategies Fund

Significant changes in the unobservable inputs in isolation would result in a significantly lower or higher fair value measurement.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments with original maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. Securities and cash held as collateral for short sales are shown on the Investment Portfolio for the Fund.

Derivative Transactions

The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions, and for managing the duration of fixed income investments.

Options

The Fund purchases and writes options, subject to certain limitations. The Fund may invest in options contracts to manage its exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase the Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease the Fund’s exposure to the underlying instrument, or economically hedge other Fund investments. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, nonperformance of the counterparties under the contracts terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When the Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased are adjusted by the original premium received or paid.

Transactions in written options for the three months ended March 31, 2015 were as follows:

	Number of Contracts	Premium
Outstanding, December 31, 2014	5,050	$1,296,020
Call Options Written	3,000	427,321
Put Options Closed	(5,050)	(1,296,020)

Outstanding, March 31, 2015	3,000	$427,321

NOTES TO INVESTMENT PORTFOLIO (unaudited) (continued)

March 31, 2015	NexPoint Credit Strategies Fund

Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its outstanding voting securities. The Fund held at least five percent of the outstanding voting securities of the following companies for the three months ended March 31, 2015 is as follows:

The Fund held at least five percent of the outstanding voting securities of the following companies during the period ended March 31, 2015:

			Market Value
Issuer	Shares at December 31, 2014	Shares at March 31, 2015	December 31, 2014	March 31, 2015	Affiliated Income	Purchases	Sales
Freedom REIT (Common Stocks)	15,006,336	18,535,118	$278,967,787	$375,892,184	$—	$68,285,000	$—
NexPoint Real Estate Capital, REIT (Common Stocks)	1,457,100	3,441,431	15,051,843	36,648,748	—	$20,925,000	—
NexPoint Residential Trust, Inc., REIT (Common Stocks)	200,000	200,000	2,000	2,000	—	—	—

	16,663,436	22,176,549	$294,021,630	$412,542,932	$—	$89,210,000	$—

U.S. Federal Income Tax Information

Unrealized appreciation and depreciation at March 31, 2015, based on cost of investments for U.S. federal income tax purposes was:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)	Cost
$168,652,940	$309,758,426	$141,105,486	$1,401,056,362

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT CREDIT STRATEGIES FUND

By:	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(principal executive officer)

Date:	May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ethan Powell
Ethan Powell
Executive Vice President and Principal Executive Officer
(principal executive officer)

Date:	May 29, 2015

By:	/s/ Brian Mitts
Brian Mitts
Chief Financial Officer and Treasurer
(principal financial officer)

Date:	May 29, 2015